UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2014

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 21, 2014, William Lyon Homes (the “Company”) completed its previously announced public offering and sale of 1,000,000 6.50% tangible equity units (the “Units”) for a stated amount of $100.00 per Unit ($97.00 per Unit, net of underwriting discounts), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated November 17, 2014, with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives for the several underwriters named therein (collectively, the “Underwriters”), and Oppenheimer & Co. Inc., as qualified independent underwriter. Through December 3, 2014, the Underwriters may also purchase up to 150,000 additional Units at the stated price, less underwriting discounts.

The sale of the Units was made pursuant to the Company’s shelf registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission (the “Commission”) on November 10, 2014 (File No. 333-198793), including a prospectus supplement dated November 17, 2014 (the “Prospectus Supplement”) to the prospectus contained therein dated November 10, 2014, filed by the Company with the Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

Units

The Company issued the Units pursuant to a purchase contract agreement (the “Purchase Contract Agreement”), dated as of November 21, 2014, between the Company and U.S. Bank National Association, as purchase contract agent and attorney-in-fact for holders of Purchase Contracts (as defined below), and as trustee under the indenture referred to below. The Company issued the Amortizing Notes (as defined below) pursuant to an indenture dated as of November 21, 2014 (the “Base Indenture”), as supplemented by a supplemental indenture dated as of November 21, 2014 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

Each Unit offered is comprised of (i) a prepaid stock purchase contract issued by the Company (each, a “Purchase Contract”) pursuant to which the Company will deliver to the holder, not later than December 1, 2017 (the “mandatory settlement date”), unless earlier settled, a number of shares of the Company’s Class A common stock per Purchase Contract equal to the settlement rate described below, and (ii) a senior subordinated amortizing note due December 1, 2017 issued by the Company (each, a “Amortizing Note”).

Purchase Contracts

Unless previously settled at the holder’s option, for each Purchase Contract the Company will deliver to holders on the mandatory settlement date of December 1, 2017 a number of shares of the Company’s Class A common stock. The number of shares of the Company’s Class A common stock issuable upon settlement of each Purchase Contract (the “settlement rate”) will be determined as follows:

•	if the Applicable Market Value (as defined below) of the Company’s Class A common stock is equal to or greater than the threshold appreciation price of $22.49, then the holder will receive 4.4465 shares of Class A common stock for each Purchase Contract (the “minimum settlement rate”);

•	if the Applicable Market Value of the Company’s Class A common stock is greater than $19.14 (the “reference price”) but less than the threshold appreciation price, then the holder will receive a number of shares of Class A common stock for each Purchase Contract equal to the Unit stated amount of $100.00, divided by the Applicable Market Value; and

•	if the Applicable Market Value of the Company’s Class A common stock is less than or equal to the reference price of $19.14, then the holder will receive 5.2247 shares of Class A common stock for each Purchase Contract (the “maximum settlement rate”).

The “Applicable Market Value” means the average of the daily volume weighted average prices of the Company’s Class A common stock for the 20 consecutive trading days ending on, and including the third trading day immediately preceding, December 1, 2017. The minimum settlement rate, the maximum settlement rate, the reference price and the threshold appreciation price are each subject to adjustment as set forth in the Purchase Contract Agreement.

At any time prior to 5:00 p.m., New York City time, on the third scheduled trading day immediately preceding the mandatory settlement date of December 1, 2017, a holder of Purchase Contracts may settle any or all of its Purchase Contracts early, in which case the Company will deliver a number of shares of its Class A common stock equal to: (i) if the holder settles Purchase Contracts prior to 5:00 p.m., New York City time, on May 25, 2015, 4.224175, which is 95% of the minimum settlement rate, and (ii) if the holder settles Purchase Contracts commencing on May 26, 2015, the minimum settlement rate, subject in either case to adjustment as set forth in the Purchase Contract Agreement. In addition, if a “Fundamental Change” (as defined in the Purchase Contract Agreement) occurs, holders may elect to settle any or all of their Purchase Contracts early. If a holder elects to settle its Purchase Contracts early in connection with such Fundamental Change, it will receive a number of shares of the Company’s Class A common stock based on the “Fundamental Change Early Settlement Rate” as defined in, and in accordance with, the Purchase Contract Agreement. In either case, upon early settlement at a holder’s election of a Purchase Contract that is a component of a Unit, the corresponding Amortizing Note will remain outstanding and beneficially owned by or registered in the name of, as the case may be, the holder who elected to settle the related Purchase Contract early.

Amortizing Notes

Each Amortizing Note will have an initial principal amount of $18.01, will bear interest at a rate of 5.50% per annum and will have a final installment payment date of December 1, 2017. On each March 1, June 1, September 1 and December 1 commencing on March 1, 2015, the Company will pay equal quarterly cash installments of $1.6250 per Amortizing Note (except for the March 1, 2015 installment payment, which will be $1.8056 per Amortizing Note), which will constitute a payment of interest and a partial repayment of principal, and which cash payment in the aggregate per year will be equivalent to 6.50% per year with respect to each $100.00 stated amount of the Units. The Amortizing Notes will be unsecured senior subordinated obligations of the Company, and will not be guaranteed by any of the Company’s subsidiaries.

General

Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to re-create a Unit, in each case in accordance with the terms of the Purchase Contract Agreement.

The Company intends to use the net proceeds from the offering of the Units to pay down outstanding debt under its existing senior unsecured loan facility (the “Senior Unsecured Facility”), which was borrowed to pay a portion of the purchase price for the acquisition of Polygon Northwest Homes. The Underwriters (or their affiliates) acted as joint physical bookrunners, joint lead arrangers and lenders under the Senior Unsecured Facility, and an affiliate of J.P. Morgan Securities LLC acted as administrative agent for the Senior Unsecured Facility. In addition, the Underwriters and their respective affiliates have in the past performed commercial banking, investment banking, underwriting, and/or advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses, and may, from time to time, engage in transactions with and perform services for the Company for which they may receive customary fees and reimbursement of expenses.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company. The foregoing description of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Purchase Contract Agreement are each qualified in their entirety by reference to the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Purchase Contract Agreement, as applicable, copies of which are filed as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Form 8-K and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s management’s current expectations. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including, without limitation, prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the Company and its results is included in the Company’s filings with the Commission.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 17, 2014, among the Company, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the underwriters, and Oppenheimer & Co. Inc., as qualified independent underwriter.

4.1	Indenture, dated November 21, 2014, between the Company and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated November 21, 2014, between the Company and U.S. Bank National Association, as trustee.

4.3	Purchase Contract Agreement, dated November 21, 2014, among the Company, U.S. Bank National Association, as trustee, and U.S. Bank National Association, as purchase contract agent and as attorney-in-fact for the holders from time to time as provided therein.

4.4	Form of Amortizing Note (included in Exhibit 4.2).

4.5	Form of Purchase Contract (included in Exhibit 4.3).

4.6	Form of Unit (included in Exhibit 4.3).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WILLIAM LYON HOMES

	By:	/s/ Colin T. Severn
Colin T. Severn
Vice President, Chief Financial Officer

Date: November 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 17, 2014, among the Company, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the underwriters, and Oppenheimer & Co. Inc., as qualified independent underwriter.

4.1	Indenture, dated November 21, 2014, between the Company and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated November 21, 2014, between the Company and U.S. Bank National Association, as trustee.

4.3	Purchase Contract Agreement, dated November 21, 2014, among the Company, U.S. Bank National Association, as trustee, and U.S. Bank National Association, as purchase contract agent and as attorney-in-fact for the holders from time to time as provided therein.

4.4	Form of Amortizing Note (included in Exhibit 4.2).

4.5	Form of Purchase Contract (included in Exhibit 4.3).

4.6	Form of Unit (included in Exhibit 4.3).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).